EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     I consent to the incorporation of my report dated September 12, 2005 with respect to the financial statements of Chartwell International, Inc. included in the Company's Form SB-2 Registration Statement.


                                   RONALD R. CHADWICK, P.C.
Aurora, Colorado
November 4, 2005                   /s/ Ronald R. Chadwick, P.C.
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